UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 02, 2025

Rapport Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42121	88-0724208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 High Street Suite 2100
Boston, Massachusetts		02110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 321-8020

1325 Boylston Street Suite 401
Boston, Massachusetts 02115

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RAPP	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On June 2, 2025, Rapport Therapeutics, Inc. (the “Company” or “Rapport”) furnished its corporate presentation, attached as Exhibit 99.1 to this Current Report on Form 8-K in connection with the Company’s 2025 Investor and Analyst Day on June 2, 2025. The corporate presentation will also be available in the investor relations section of the Company’s website at www.rapportrx.com.

Also on June 2, 2025 in connection with the 2025 Investor and Analyst Day, the Company issued a press release providing certain corporate updates. A copy of this press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information included under Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On June 2, 2025, the Company announced that its Phase 2a trial of RAP-219 in refractory focal epilepsy is fully enrolled and on track for topline results in September 2025.

In addition, the Company’s update included data from the three completed Phase 1 multiple dose trials, including the multiple ascending dose human positron emission tomography (PET) trial from which final data were not available at the time of the Company’s January disclosure. Final aggregate data (n=64) across the multiple dose trails continue to reinforce RAP-219’s differentiated tolerability:

•
All treatment-emergent adverse events (“TEAEs”) were Grade 1 or 2
•
No serious adverse events, nor clinically significant laboratory, vital signs, or electrocardiogram abnormalities
•
TEAEs occurred early in dosing and resolved without further action
•
Most common TEAEs: headache (n=12), dry mouth (n=5), brain fog (n=5), and fatigue (n=5)
•
Three discontinuations

Forward-Looking Statements

The information under this Item 8.01 contains “forward-looking statements” of the Company within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including without limitation, express or implied statements regarding: the clinical development of RAP-219 for the treatment of refractory focal epilepsy, bipolar mania and diabetic peripheral neuropathic pain, including the initiation, timing, progress and results of our ongoing and planned clinical trials; expectations for the activity, tolerability, and commercial potential of RAP-219; the potential of Rapport’s RAP technology platform.

Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect Rapport’s business, operating results, financial condition and stock value. Factors that could cause actual results to differ materially from those currently anticipated include: risks relating to the Company’s research and development activities; Rapport’s ability to execute on its strategy including obtaining the requisite regulatory approvals on the expected timeline, if at all; uncertainties relating to preclinical and clinical development activities; the Company’s dependence on third parties to conduct clinical trials, manufacture its product candidates and develop and commercialize its product candidates, if approved; Rapport’s ability to attract, integrate and retain key personnel; risks related to the Company’s financial condition and need for substantial additional funds in order to complete development activities and commercialize a product candidate, if approved; risks related to regulatory developments and approval processes of the U.S. Food and Drug Administration and comparable foreign regulatory authorities; risks related to establishing and maintaining Rapport’s intellectual property protections; and risks related to the competitive landscape for Rapport’s product candidates; as well as other risks described in “Risk Factors,” in the Company’s Annual Report on Form 10-K, and most recent Quarterly Report on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in Rapport’s subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent Rapport’s views only as of today and should not be relied upon as representing its views as of any subsequent date. Rapport expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law, and claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Rapport Therapeutics, Inc. 2025 Investor & Analyst Day Presentation, furnished hereto
99.2	Press Release dated June 2, 2025, furnished hereto
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rapport Therapeutics, Inc.

Date:	June 2, 2025	By:	/s/ Troy Ignelzi
Troy Ignelzi Chief Financial Officer